Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 1 1st Quarter 2014 Earnings Presentation May 16, 2014

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 2 Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. FORWARD-LOOKING INFORMATION Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (3) our ability to fulfill our substantial capital investment requirements; (4) variability in general economic conditions on a global or regional basis; (5) our ability to retain the services of certain members of our management; (6) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (7) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (8) increases in the cost of raw materials and energy; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing, or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (17) our ability to access the credit and capital markets; (18) the possibility that we may incur additional indebtedness in the future; and (19) limitations on operating our business as a result of covenant restrictions under our indebtedness. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 3 First Quarter Performance Overview  Sequential A justed EBITDA improvement affirms recovering fundamentals  1Q14 Adjusted EBITDA of $59 million  Significantly higher automotive volumes  Global aerospace volumes impacted by customer destocking  North American rolled products volumes down due to MWP volatility  Weather affected volume, scrap availability and natural gas costs in NA  Improvement in Specification Alloy metal spreads

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 4 1Q14 Volume Recap & Highlights Volume Change vs. 1Q13 Volume Drivers 2Excludes impact of idling production at Saginaw, Michigan facility; including this impact volume decreased 5%. RPNA (9%) Distribution (11%) - High and volatile Midwest Premium, weather Transportation 3% - Steady trailer builds B&C (18%) - Harsh winter weather; MWP volatility RPEU / Global Market Segments 1 5% Aerospace (7%) - Customer inventory overhang Automotive 43% - Premium auto builds; Aluminum penetration Heat Exchanger 11% - Share gain; rebound from cycle lows Plate & Sheet (3%) - Overcapacity in plate market Extrusions 10% - Improved Automotive demand; EU rebound RSAA 2 1% Spec / Automotive 2 5% - NA Auto builds Recycling (4%) - Winter weather; scrap availability RSEU 1% Spec / Automotive 17% - Improved Automotive demand Recycling (29%) - Scrap availability; furnace redeployment 1Excludes 2013 shipments of semi-finished product to Zhenjiang, China and from Voerde cast house; including these shipments volume decreased 4%.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 5 Nichols Acquisition Update Company Overview  Key North American aluminum sheet supplier to building & construction and transportation industries  Four facilities – Davenport, IA (2) – Lincolnshire, IL – Decatur, AL  Approximately 550 employees  2013 shipments of ~300 million lbs1 12013 fiscal results from Quanex SEC filings.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 6 Continuous Cast Profitability Comparison -0.2 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 2009 2010 2011 2012 2013 Nichols Aleris Newport Adjusted EBITDA  Great opportunity to acquire strategic asset at the bottom of business cycle  Significant divergence in profitability for similar assets  Non core asset of previous owner  Compelling value creation opportunity ~$40M difference 2008

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 7 The New RPNA  11 manufacturing facilities – rolling, finishing, coating and recycling capabilities  Largest continuous cast network in industry  Geographical footprint better aligned with customers and suppliers  Significant cost synergies to be realized; >$10M  Poised to capture benefits in B&C as projected housing recovery materializes

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 8 Scrap Environment Update NA Spec Alloy Metal Spreads RPNA Scrap Spreads  More dramatic winter impact in 1Q14  Decreased scrap exports  Scrap processing equip increasing flexibility  Low LME limiting scrap spreads  Increased competition for scrap  Regional premium very volatile 0.6 0.7 0.8 0.9 1.0 1.1 1.2 Mar 14 Mar 13 Mar 12 9 Yr Avg Spread Spread Indexed to 9 Yr Avg $0.10 $0.15 $0.20 $0.25 $0.30 $0.70 $0.80 $0.90 $1.00 $1.10 Mar 13 Mar 12 Mar 14 P1020 (right axis) MLC Diff. to P1020 Ptd. Siding Diff. to P1020 Winter impact Winter impact

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 9 Adjusted EBITDA Bridge 1Q14 vs. 1Q13 0 10 20 30 40 50 60 70 1Q14 59 Currency / Other 3 Productivity 7 Inflation 11 Margin / Scrap Spreads 3 Price 2 Volume / Mix 4 1Q13 65 ($M)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 10 RPNA Volume (kT) Adjusted EBITDA 1Q14 Performance 1Q Adjusted EBITDA Bridge ($M) 371 396 364 8695 372 2011 1Q14 1Q13 LTM 2013 2012 0 5 10 15 20 25 30 1Q14 23 Other 2 Productivity 2 Inflation 3 Margin / Scrap Spreads 3 Volume / Mix 4 1Q13 23 105 111 76 2323 76 0 20 40 60 80 100 120 0% 5% 10% 15% 20% 25% 1Q14 1Q13 LTM 2013 2012 2011 Adj. EBITDA / ton 283 281 205 209 246 269 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Lower volumes due to weather and Midwest Premium volatility  Tighter scrap spreads and availability  MWP impact on lower priced inventory  Productivity partly offset inflation

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 11 RPEU Volume (kT) Adjusted EBITDA 1Q14 Performance 1Q Adjusted EBITDA Bridge ($M) 314 299 342 8790 345 1Q14 1Q13 LTM 2013 2012 2011 20 25 30 35 40 3 Price 2 Volume/Mix 1 1Q13 34 30 1Q14 Currency 3 Productivity Margin/Scrap spreads Inflation 2 3 152 112 3034 137 115 0 50 100 150 200 10% 15% 20% 25% 30% 1Q14 1Q13 2013 LTM 2012 2011 Adj. EBITDA / ton 482 457 334 327 374 349 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Strong volume growth in Automotive  Aerospace impacted by customer destocking  Recovering regional plate and sheet pricing  Higher costs for aluminum slabs  Weaker U.S. Dollar impacted margins & AR

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 12 Extrusions Volume (kT) Adjusted EBITDA 1Q14 Performance 1Q Adjusted EBITDA Bridge ($M) 0 2 4 1Q14 3 Productivity 1 Inflation 1 Volume/Mix 1 1Q13 2 8 14 11 3 2 11 0 2 4 6 8 10 12 14 0% 2% 4% 6% 8% 10% LTM 2013 2012 2011 1Q13 1Q14 Adj. EBITDA / ton 104 202 159 158 137 134 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Volume growth in automotive projects  Productivity offset inflation  Continuing to gain momentum; well positioned for recovery 76 68 71 1917 69 LTM 2013 2012 2011 1Q14 1Q13

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 13 RSAA Volume (kT) Adjusted EBITDA 1Q14 Performance 1Q Adjusted EBITDA Bridge ($M) 895 868 847 206217 857 1Q14 LTM 2013 2012 2011 1Q13 6 8 0 12 1Q14 9 Inflation 3 Margin/Scrap spreads 3 Volume / Mix 1 1Q13 10 52 910 54 81 54 0 20 40 60 80 100 0% 5% 10% 15% 20% 25% LTM 2012 2011 1Q14 1Q13 2013 Adj. EBITDA / ton 90 62 63 62 48 43 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Continued improvement in YoY metal spreads  Higher automotive volumes  Harsh winter weather had significant impact on natural gas costs, scrap availability, operations and caused numerous lost shipping days

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 14 RSEU Volume (kT) Adjusted EBITDA 1Q14 Performance 1Q Adjusted EBITDA Bridge ($M) 387 385 365 9695 364 LTM 2013 2012 2011 1Q14 1Q13 0 2 4 6 1Q14 4 Productivity 1 Inflation 1 Margin/Scrap spreads 1 1Q13 3 35 15 43 19 14 0 5 10 15 20 25 30 35 0% 5% 10% 15% 20% LTM 2013 2012 2011 1Q13 1Q14 Adj. EBITDA / ton 91 50 39 42 34 45 Adjusted EBITDA ($M) EBITDA as % of Commercial Margin  Slightly higher volumes  Redeployed furnace to support customer demand  Continued improvement in metal spreads  Productivity offset inflation

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 15 Cash Flow & LTM Working Capital Progression Net Cash Flow LTM Total Working Capital 50 55 60 65 11 12 13 14 15 16 17 18 % o f S a le s Da y s 17.7% 2013 17.7% 65 2012 16.5% 60 2011 16.8% 61 1Q14 65 1Q13 1Q14 Cash From Operating Activities ($56) $28 Less: Capital Expenditures (97) (48) Less: Other Items 2 1 Net Cash Before Financing ($151) ($19) ABL / Other - 10 Net Cash Flow After Financing ($151) ($9)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 16 Capital & Liquidity Overview Capital Expenditures Summary Liquidity Summary – 3/31/2014 Capital Structure 12 $48 1Q14 36 2014E $165 100 65 2012 $390 112 278 2011 $205 92 113 2013 103 135 $238 Maintenance Growth Actual Pro Forma1 Ca h $51 $51 Availability under ABL facility 445 385 Liquidity $497 $437 12/31/13 3/31/14 3/31/141 Cash 60$ 51$ 51$ ABL - 10 120 Notes* 1,000 1,000 1,000 China Loan Facility* 193 192 192 Other* 59 61 61 Net Debt 1,192$ 1,212$ 1,322$ Net Debt / Adj EBITDA 5.1x 5.2x 5.6x Net Recourse Debt / Adj EBITDA 4.2x 4.4x 4.8x *Amounts exclude applicable discounts. 1 $110M cash payment for Nichols acquisition offset by est $50M increase in borrowing base.

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 17  Auto body sheet volume strength expected to continue  Building & construction volumes expected to exceed prior year  Aerospace customer inventory overhang persists; long-term fundamentals remain strong  Spec alloy metal spreads expected to improve and exceed prior year  Competitive imports impacting margins for North America rolled products  Adjusted EBITDA expected to be higher sequentially; in line with 2Q13 2Q14 Outlook

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 18 Appendix

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 19 1Q 2014 Adjusted EBITDA Reconciliation March 31, 2014 March 31, 2013 Adjusted EBITDA 59.2$ 64.5$ Unrealized (losses) gains on derivative financial instruments (9.3) 10.3 Restructuring charges (0.5) (0.9) Unallocated currency exchange losses on debt - (0.5) Stock-based compensation expense (4.2) (2.7) Start-up expenses (8.4) (11.4) Favorable metal price lag 12.0 5.6 Other (2.6) 0.5 EBITDA 46.2 65.4 Interest expense, net (26.3) (21.0) Provision for income taxes (4.3) (6.3) Depreciation and amortization (33.2) (27.2) Net (loss) income attributable to Aleris Corporation (17.6) 10.9 Net income attributable to noncontrolling interest 0.3 0.4 Net (loss) income (17.3) 11.3 Depreciation and amortization 33.2 27.2 Provision for deferred income taxes 0.5 1.0 Stock-based compensation expense 4.2 2.7 Unrealized losses (gains) on derivative financial instruments 9.3 (10.3) Currency exchange losses on debt 0.3 0.4 Amortization of debt issuance costs 2.0 1.9 Other 1.1 (2.1) Change in operating assets and liabilities: Change in accounts receivable (83.5) (105.5) Chang in inventories (11.1) (14.1) Change in other assets 2.3 (12.0) Change in accounts payable 90.3 52.2 Change in accrued liabilities (3.5) (8.3) Net cash provided by operating activities 27.8$ (55.6)$ For the three months ended (in millions)

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 20 1Q14 & 1Q13 Adjusted EBITDA Reconciliation by Segment March 31, 2014 March 31, 2013 RPNA Segment income 26.9$ 23.5$ Favorable metal price lag (3.7) (0.1) Segment Adjusted EBITDA (1) 23.2$ 23.4$ RPEU Segment income 38.1$ 38.5$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - Favorable metal price lag (7.9) (4.8) Segment Adjusted EBITDA (1) 30.3$ 33.6$ RPAP Segment loss -$ (0.3)$ Segment Adjusted EBITDA (2) - (0.3) Extrusions Segment income 3.0$ 3.0$ Favorable metal price lag (0.5) (0.6) Segment Adjusted EBITDA (1) 2.6$ 2.4$ RSAA Segment income 9.0$ 10.4$ Segment Adjusted EBITDA (2) 9.0 10.4 RSEU Segment income 4.3$ 3.3$ Segment Adjusted EBITDA (2) 4.3 3.3 (1) Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. (2) There was no difference between segment income and segment Adjusted EBITDA for this segment. For the three months ended

Click to edit Master title style  Click to edit Master text styles – Second level • Third level – Fourth level » Fifth level Click to edit Master text styles 21 2011 – 1Q14 LTM Adjusted EBITDA Reconciliation by Segment LTM March 31, 2014 2013 2012 2011 RPNA Segment income 85.2$ 81.8$ 117.6$ 111.1$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - - Favorable metal price lag (9.2) (5.6) (6.4) (6.2) Segment Adjusted EBITDA (1) 76.0$ 76.2$ 111.1$ 104.9$ RPEU Segment income 131.7$ 132.1$ 144.6$ 157.6$ Impact of recording amounts at fair value through fresh-start and purchase accounting (0.1) (0.1) (0.8) 3.8 Favorable metal price lag (19.7) (16.6) (7.1) (9.9) Segment Adjusted EBITDA 112.0$ 115.3$ 136.7$ 151.5$ Extrusions Segment (loss) income 11.7$ 11.7$ 16.4$ 10.9$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - (0.1) (0.3) Unfavorable (favorable) metal price lag (0.6) (0.7) (2.6) (2.7) Segment Adjusted EBITDA (1) 11.2$ 11.0$ 13.8$ 7.9$ RSAA Segment income 52.6$ 54.0$ 53.6$ 80.9$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - - Segment Adjusted EBITDA 52.6$ 54.0$ 53.6$ 80.9$ RSEU Segment income 15.3$ 14.3$ 19.4$ 35.3$ Impact of recording amounts at fair value through fresh-start and purchase accounting - - - - Segment Adjusted EBITDA 15.3$ 14.3$ 19.4$ 35.3$ (1) Amounts may not foot as they represent the ca lculated totals based on actual amounts and not the rounded amounts presented in this table. (in millions) For the years ended December 31,